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                                                                    Exhibit 10.2

                                    EXHIBIT A

                         DELPHI CAPITAL AMANGEMENT, INC.

                       PENSION PLAN FOR ROBERT ROSENKRANZ

                                SECOND AMENDMENT

1. Section 2.8 of the Plan is hereby amended in its entirety to read as follows: "Compensation - shall mean for any calendar year beginning on or about the Effective Date the aggregate of Rosenkranz's taxable income as reported on his Form W-2 from each Affiliated Company for that year plus amounts contributed for that year as a deferral under a cash or deferred arrangement described in section 401(k) of the Code or to a plan described in Section 125 of the Code, less any severance pay, tuition, auto expense or moving expense reimbursements or allowances and less any imputed taxable income resulting from Employer-provided group life insurance coverage which is included as taxable income on Form W-2."

2. Section 3.1 of the Plan is hereby amended in its entirety to read as follows: "Retirement Benefit at Normal or Late Retirement Date. Rosenkranz's annual benefit on his Normal or Late Retirement Date, when paid in the Normal Annuity Form shall be in an amount equal to (A) plus
      (B), minus (C), all determined as of the date benefits commence:

      A. .85% of Rosenkranz's Final Average Earnings which are not in excess of Social Security Covered compensation plus 2% of Rosenkranz's Final Average Earnings in excess of Social Security Covered Compensation, multiplied by Credited Service in (not to exceed 35 years), plus
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      B.    1% of Rosenkranz's Final Average Earnings multiplied by Credited
            Service in excess of 35 years, minus

      C. Rosenkranz's benefit, paid in the form of a straight life annuity for his life under the Reliance Standard Life Insurance Company Pension Plan."

      Notwithstanding the foregoing, if Rosenkranz retires on a Late Retirement Date, his benefit shall be the greater of the amount determined above as of his Late Retirement Date or the Actuarial Equivalent of the amount determined under the formula as of his Normal Retirement Date."

3. This Second Amendment shall be effective immediately. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and attested as of the 10th day of September, 2002.


                                                 DELPHI CAPITAL MANAGEMENT, INC.

      Attest:

      /s/  LINDA EIKE                            /s/  CHAD COULTER
      Secretary                                  Authorized Officer